FIXED INCOME	LIQUIDITY	EQUITIES	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds

All-Cap Global Resources Portfolio

BlackRock Shares

Prospectus

January 31, 2005

BlackRock FundsSM is a mutual fund family with 50 investment portfolios, 1 of which is described in this prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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About BlackRock Funds

This is the BlackRock All-Cap Global Resources Portfolio Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company). Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the fund and your rights as a shareholder.

BlackRock

All-Cap Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). These typically include companies involved in the exploration, production, refining, marketing or distribution of energy or natural resources, such as gas, oil, metal and minerals, as well as related transportation companies and equipment manufacturers. The fund will consider a company to be an energy or natural resources company if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, activities described above. The fund will invest more than 25% of its assets in energy or natural resources industries. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operation, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Company’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally,

BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The “Annual Fund Operating Expenses” table may not reflect expenses of the fund after February 1, 2006.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee*	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	0.75%
Other expenses[1]	0.45%
Total annual fund operating expenses	1.20%
Fee waivers and expense reimbursements[2]	0.31%
Net expenses[2]	0.89%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	The fund is newly organized and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock class expenses to 0.89% of average daily net assets until February 1, 2006. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
BlackRock Shares	$91	$350

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1998.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

About Your Investment

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.

BlackRock, the Company’s distributor and their affiliates are permitted to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the fund). BlackRock, the distributor and their affiliates may pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (Service Organizations) compensation for the sale and distribution of shares of the fund or for other services to the fund and shareholders. These payments (Additional Payments) would be in addition to the fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a fund to you. Please contact your Service Organization for details about Additional Payments it may receive. For more information on Additional Payments, see the SAI.

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each of the Company’s fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Company’s Board of Trustees. For example, in valuing a security that trades principally on a foreign market, a fund uses the most recent closing market price from the market on which the security principally trades, unless because of a significant event subsequent to the market close such closing market price, in BlackRock’s judgment, does not represent the current market value of the security. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. Therefore, a fund may adjust the closing market price of a foreign security as a result of a significant subsequent event to reflect what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Paying for Shares

Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the fund. The Company does not accept third party checks as payment for shares.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Company, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Company to identify you. The Company may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Company may use a third party to obtain and verify this information. The Company may not be able to establish an account if you do not provide the necessary information.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is generally $5,000,000. The minimum initial investment for registered investment advisers is $250,000, and there is no minimum initial investment requirement for fee-based programs with an annual fee of at least .50%. There is no minimum requirement for later investments.

The Company may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Company, meets the minimum investment requirement. The Company may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the fund’s custodian is open for business. The Company reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Company, an earlier payment could adversely affect the fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The Board of Trustees of the Company has determined that the interests of long-term shareholders and the Company’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The Company’s funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Company will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Company discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Company believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Company, the Company may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Company. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Company with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Company. While the Company monitors for market timing activity, the Company may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Company to be engaged in market timing or other improper trading activity, the Company’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 90-day period, or 30-day period, as the case may be, begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Company sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption/exchange fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Company, the redemption/exchange fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Company not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Company’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; and (iv) certain other accounts in the absolute discretion of the Company when a shareholder can demonstrate hardship. In addition, former State Street Research fund shareholders will not be charged a redemption/exchange fee in connection with a one-time redemption or exchange of Company shares received in a reorganization of a State Street Research fund with one of the Company’s funds. However, additional Company shares purchased by such shareholders after the reorganization and any

Company shares acquired through an exchange after the reorganization will be subject to the fee. The Company reserves the right to modify or eliminate these waivers at any time.

The Company's Rights

The Company may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Company may redeem a shareholder’s account in the fund at any time if the net asset value of the account in the fund falls below the applicable minimum initial investment as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc.

$341.8 billion of assets under management as of December 31, 2004. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) for the fund are as follows:

Total Annual Advisory Fee for the All-Cap Global Resources Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of BlackRock Shares of the fund at the levels shown in the fund’s expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of BlackRock Shares of the fund and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each quarter. The Company’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Company will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of the fund is invested in non-U.S. stock or securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

Distributions paid by the fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact BlackRock Funds at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are now available on the Company’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by visiting BlackRock’s website if they enroll in the Company’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Log on to http://www.blackrock.com/funds

2)  Click on the link for Electronic Delivery

3)  Continue to Account Access

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the fund’s investments. The annual report describes the fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2005, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company’s annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Portfolio Characteristics and Holdings

A description of the BlackRock Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission (SEC)

You may also view and copy public information about the BlackRock Funds, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-05742

EXPRXPRO 2/05